UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2010
SPECTRUM PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28782 (Commission File Number)	93-0979187 (I.R.S. Employer Identification No.)
701 N. Green Valley Parkway, Suite 265
Henderson, Nevada 89074
(Address of principal executive offices) (Zip Code)
(702) 990-3266
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. — Other Events.
     On April 1, 2010, Spectrum Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it missed the deadline of March 31, 2010, for the filing of its 2009 Annual Report on Form 10-K with the U.S. Securities & Exchange Commission, as additional time is necessary to finalize its financial statements for the year ended December 31, 2009. The Company expects to file the Annual Report on Form 10-K shortly.
     A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release Announcing Delay in Filing 10-K dated April 1, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.
BY:	/s/ SHYAM KUMARIA
Shyam Kumaria
Vice President, Finance

Date: April 1, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Announcing Delay in Filing 10-K dated April 1, 2010.

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